UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 24, 2005

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       Entry into a Material Definitive Agreement.

Arch Capital Group Ltd. (“ACGL”) is filing this Form 8-K to describe actions taken by the Board of Directors of ACGL (the “Board”) and the Compensation Committee of the Board (the “Committee”).

1.                                      Compensation of Executive Officers and Related Matters

At meetings held on February 23 and 24, 2005, the Committee and the Board authorized the payment of annual incentive bonuses aggregating an amount not to exceed $6.6 million to the executive officers of ACGL and its subsidiaries (collectively, the “Company”) with respect to performance during the year ended December 31, 2004.  The annual bonuses were made pursuant to ACGL’s Incentive Compensation Plan, which is filed as Exhibit 10.1 and is incorporated herein by reference.  The Committee and the Board approved bonus amounts for 2004 for the executive officers of the Company who are expected to be the named executive officers (as defined in Regulation S-K item 402(a)(3)) in ACGL’s proxy statement for its 2005 annual general meeting of shareholders (the “2005 Proxy Statement”) as follows:  (1) Constantine Iordanou, President and Chief Executive Officer of ACGL:  $2,500,000; (2) John D. Vollaro, Executive Vice President, Chief Financial Officer and Treasurer of ACGL:  $744,000; (3) Dwight Evans, Chairman and Chief Executive Officer of Arch Worldwide Reinsurance Group:  $738,410; (4) Ralph E. Jones III, Chairman and Chief Executive Officer of Arch Worldwide Insurance Group:  $850,000; and (5) Marc D. Grandisson, President and Chief Executive Officer of Arch Reinsurance Ltd.:  $603,909.

The Committee and the Board also approved annual base salaries (to be effective January 1, 2005) for the executive officers, which increased aggregate base salaries for such executive officers from $4.24 million to $4.30 million.  The Committee and the Board approved the 2005 base salaries of the executive officers of the Company who are expected to be the named executive officers (as defined in Regulation S-K item 402(a)(3)) in the 2005 Proxy Statement as follows:  John D. Vollaro:  $500,000 and Marc D. Grandisson:  $475,000.  The base salaries of Messrs. Iordanou, Evans and Jones were not increased from 2004 levels.

As reflected above, Mr. Evans, who previously served as the Chairman and Chief Executive Officer of Arch Reinsurance Ltd., was appointed to the position of Chairman and Chief Executive Officer of Arch Worldwide Reinsurance Group, and Mr. Grandisson, who previously served as the President and Chief Operating Officer of Arch Reinsurance Ltd., was appointed to the position of President and Chief Executive Officer of Arch Reinsurance Ltd.

In addition, the Committee and the Board authorized that the following restricted share unit agreements issued to Messrs. Iordanou and Mr. Jones, which are currently settled in the form of common shares of ACGL at termination of employment, be amended to the extent applicable to bring such agreements into compliance with the new deferred compensation provisions under the American Jobs Creation Act of 2004:  Mr. Iordanou:  17,668 restricted share units granted on February 20, 2003; and Mr. Jones:  3,571, 50,000 and 6,000 restricted share units granted on February 26, 2004, April 19, 2004 and September 22, 2004, respectively.

ACGL intends to provide additional information regarding compensation awarded to the named executive officers with respect to year ended December 31, 2004 in its 2005 Proxy Statement.

2.                                      Compensation of Non-Employee Directors

In light of the enhanced responsibilities of directors, on February 24, 2005, the Board approved certain changes to the annual compensation arrangements of ACGL’s non-employee director compensation arrangements, effective as of the 2005 annual general meeting of shareholders of ACGL.  The revised compensation arrangements are outlined below (previous amounts are shown in parenthesis).

•                  Each non-employee member of the Board is entitled to receive an annual cash retainer fee in the amount of $40,000 (previously $30,000).  Each such director is entitled, at his option, to receive this retainer fee in the form of common shares of ACGL instead of cash.  If so elected, the number of shares distributed to the non-employee director would be equal to 100% (previously 120%) of the amount of the annual retainer fee otherwise payable divided by the fair market value of the common shares of ACGL.

•                  Each non-employee director also receives a meeting fee of $2,500 (no change) for each Board meeting attended and $1,000 (no change) for each committee meeting attended.

•                  Each non-employee director serving as chairman of the audit committee receives an annual fee of $25,000 (previously $10,000), and other members of the audit committee receive an annual fee of $5,000 (previously $0).  Each non-employee director serving as chairman of committees other than the audit committee receives an annual fee of $5,000 (previously $3,000).

•                  Each year, the non-employee directors are granted a number of restricted shares equal to $35,000 (previously $20,000) divided by the closing price on the date of grant (i.e., the first day of the annual period of compensation for the non-employee directors), and such shares will vest on the first anniversary of the grant date.  The foregoing description of the restricted share awards and related agreements is qualified in its entirety by the terms and provisions of the form of the award agreement, which is filed as Exhibit 10.3 and is incorporated herein by reference.

•                  In addition, all non-employee directors are entitled to reimbursement for their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the Board or committees.

ITEM 9.01.                                    Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1	Arch Capital Group Ltd. Incentive Compensation Plan*

10.2	Arch Capital Group Ltd. 2002 Long Term Incentive and Share Award Plan**

10.3	Form of Restricted Share Agreement, dated as of October 1, 2004 – Non-Employee Directors ***

*                             Previously filed with the SEC as an Exhibit to and incorporated herein by reference from the Company’s Report on Form 10-Q for the period ended June 30, 2003, filed on August 14, 2003.

**                      Previously filed with the SEC as an Exhibit to and incorporated herein by reference from the Company’s Registration Statement on Form S-8, filed on August 30, 2002, File No. 33-98971.

***               Previously filed with the SEC as an Exhibit to and incorporated herein by reference from the Company’s Report on Form 8-K, filed on October 6, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: March 2, 2005	By:	/s/ John D. Vollaro
Name: John D. Vollaro
Title: Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Arch Capital Group Ltd. Incentive Compensation Plan*

10.2	Arch Capital Group Ltd. 2002 Long Term Incentive and Share Award Plan**

10.3	Form of Restricted Share Agreement, dated as of October 1, 2004 – Non-Employee Directors***

*                             Previously filed with the SEC as an Exhibit to and incorporated herein by reference from the Company’s Report on Form 10-Q for the period ended June 30, 2003, filed on August 14, 2003.

**                      Previously filed with the SEC as an Exhibit to and incorporated herein by reference from the Company’s Registration Statement on Form S-8, filed on August 30, 2002, File No. 33-98971.

***               Previously filed with the SEC as an Exhibit to and incorporated herein by reference from the Company’s Report on Form 8-K, filed on October 6, 2004.